UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2009

Community Valley Bancorp
(Exact name of registrant as specified in its charter)

California	0-51678	68-0479553
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1360 E. Lassen Avenue, Chico, California	95973
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (530)899-2344

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 3.02. Unregistered Sales of Equity Securities.
Item 3.03. Material Modification to Rights of Security Holders.
Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit 4.1
Exhibit 4.2
Exhibit 4.3
Exhibit 4.4
Exhibit 10.1
Exhibit 99.1

Item 1.01. Entry into a Material Definitive Agreement.

On December 30, 2009, Community Valley Bancorp (the “Company”), pursuant to a loan participation and debt conversion agreement (“Agreement”) converted $3.3 million in outstanding debt into shareholder equity by issuing Community Valley Bancorp preferred stock in a private placement transaction.  The $3.3 million outstanding debt of the Company was the net balance of the principal amount of a loan from Pacific Coast Bankers’ Bank (“PCBB”) to the Company that was collateralized by all of the outstanding common stock of the Company’s bank subsidiary, Butte Community Bank.  As part of the transaction, $1.2 million of the $3.3 million loan from PCBB was participated by PCBB to certain accredited investors, including certain directors of the Company.  The participated debt of $1.2 million was then converted into 240,000 shares of 6% Mandatory Convertible Cumulative Preferred Stock Series A (“Preferred Stock Series A”).  The remaining $2.1 million of $3.3 million debt was converted into 105,647 shares of 8% Cumulative Perpetual Preferred Stock Series B (“Preferred Stock Series B”) that was issued in a private placement transaction to Pacific Coast Bankers’ Bank.

Both Preferred Stock Series A and Preferred Stock Series B are voting and have voting rights of one vote per share and have the same voting rights as common shares.  In addition the Preferred Stock Series A, with a liquidation value of $5 per share and cumulative dividends at 6% per annum, are mandatorily and optionally convertible into common stock at a conversion ratio of $2 per common share, subject to adjustment.  The Preferred Stock Series B, with a liquidation value of $20 per share and cumulative dividends at 8% per annum, are perpetual in life and are optionally convertible into common stock at a conversion ratio of $2.50 per common share, subject to adjustment.  PCBB also has certain rights to require the Company to register the Company’s common stock issued by the Company to PCBB in the conversion of the Preferred Stock Series B into common stock.  In the debt conversion, all of the outstanding shares of common stock of Butte Community Bank held as collateral for the $3.3 million debt will be released by PCBB to Community Valley Bancorp.  Community Valley Bancorp has the option to redeem at a premium the outstanding shares of Preferred Stock Series A and the Preferred Stock Series B.

The Certificate of Determination defining the rights, privileges, preferences and restrictions for the Preferred Stock Series A, Preferred Stock Series A Certificate, Certificate of Determination the rights, privileges, preferences and restrictions for the Preferred Stock Series B, Preferred Stock Series B Certificate, and Agreement, are attached hereto as Exhibits 4.1, 4.2, 4.3, 4.4 and 10.1, respectively to this Report on Form 8-K and incorporated herein by reference.  The foregoing summary of certain provisions of these documents is qualified in its entirety by reference thereto.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated by reference into this Item 3.02.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated by reference into this Item 3.03.

While any share of either the Preferred Stock Series A or the Preferred Stock Series B is outstanding, the Company is prohibited from declaring or paying dividends or make certain distributions with respect to the outstanding shares of Common Stock or other equity or capital securities will be subject to restrictions in the event that the Company fails to declare and pay (or set aside for payment) full dividends on the Preferred Stock Series A and Preferred Stock Series B.

Furthermore, both the outstanding shares of Preferred Stock Series A and the Preferred Stock Series B have voting rights of one vote per share of preferred stock , including the same voting rights as the Company’s common stock.  The Preferred Stock Series A are optionally convertible into Company common stock beginning six months after issuance and are mandatorily convertible into Company common stock at December 31, 2011.  The Preferred Stock Series B are optionally convertible into Company common stock on or after December 31, 2010.  A copy of the Certificate of Determination for each series of preferred stock describing the rights, privileges, preferences and restrictions of such series of preferred stock is included as Exhibit 4.1 and 4.3, respectively to this Current Report on Form 8-K and are incorporated herein by reference.  The foregoing summary of certain provisions of these documents is qualified in its entirety by reference thereto.

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Article THREE of the Company’s Articles of Incorporation, as amended (“Articles of Incorporation”), authorizes the issuance from time to time of shares of serial preferred stock.  On December 22, 2009, the Company filed with the California Secretary of State, Certificates of Determination establishing the designation, powers, preferences and rights of the Preferred Stock Series A and the Preferred Stock Series A.  The Certificates of Determination were effective immediately upon filing.  A copy of the Certificate of Determination for each series of preferred stock is included as Exhibit 4.1 and 4.3, respectively to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01 Other Events.

On December 31, 2009, Community Valley Bancorp issued a press release announcing the closing of the transaction described under “Item 1.01 Entry into a Material Definitive Agreement.”  The press release is furnished as Exhibit 99.1 to this Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

The following Exhibits are furnished as part of this Current Report on Form 8-K.

4.1	Certificate of Determination of 6% Mandatory Convertible Cumulative Preferred Stock Series A
4.2	Series A Preferred Stock Certificate
4.3	Certificate of Determination of 8% Cumulative Perpetual Preferred Stock Series B
4.4	Series B Preferred Stock Certificate
10.1	Loan Participation And Debt Conversion Agreement
99.1	December 31, 2009 Press Release of Community Valley Bancorp

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Community Valley Bancorp
(Registrant)

December 31, 2009	By:	/s/ John Coger
Name: John Coger Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Certificate of Determination of 6% Mandatory Convertible Cumulative Preferred Stock Series A
4.2	Series A Preferred Stock Certificate
4.3	Certificate of Determination of 8% Cumulative Perpetual Preferred Stock Series B
4.4	Series B Preferred Stock Certificate
10.1	Loan Participation And Debt Conversion Agreement
99.1	December 31, 2009 Press Release of Community Valley Bancorp